As Filed with the Securities and Exchange Commission on February 22, 2017

  Registration File No. 333-194115
  811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 4  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 65  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

THOMAS E. BISSET, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☐  On May 1, 2017 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☒  On May 1, 2017 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual

Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS May 1, 2017 Protective Investors Choice VUL An Individual Flexible Premium Variable and Fixed Life Insurance Policy	Issued by Protective Variable Life Separate Account and Protective Life Insurance Company 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: (800) 265-1545

This Prospectus describes the Protective Investors Choice VUL individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  MFS® Variable Insurance Trust(1)

•  MFS® Variable Insurance Trust II(1)

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

•  Legg Mason Partners Variable Equity Trust

•  PIMCO Variable Insurance Trust

•  Royce Capital Fund

•  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(1)  Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

NOTE: In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Policy's investment choices will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. These guidelines may not be consistent with an aggressive investment strategy. See "Policy Lapse and Reinstatement."

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO-PIC-05-17

TABLE OF CONTENTS

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	6
Fund Risks	8
Fee Table	9
Fund Expenses	13
The Policy	13
Premiums	14
Calculation of Policy Value	16
Death Benefit Proceeds	16
Transfers of Policy Value	19
Surrenders and Withdrawals	21
Policy Loans	22
Suspension or Delays in Payments	23
Policy Lapse and Reinstatement	24
The Company and the Fixed Account	30
The Variable Account and the Funds	31
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	32
Fidelity® Variable Insurance Products Funds	33
Franklin Templeton Variable Insurance Products Trust	33
Goldman Sachs Variable Insurance Trust	34
Legg Mason Partners Variable Equity Trust	34
Lord Abbett Series Fund, Inc.	34
MFS® Variable Insurance Trust	35
MFS® Variable Insurance Trust II	35
Oppenheimer Variable Account Funds	35
PIMCO Variable Insurance Trust	36
Royce Capital Fund	36
Charges and Deductions	40
Tax Considerations	43
Supplemental Riders and Endorsements	48
Use of the Policy	50
State Variations	50
Sale of the Policies	50
Legal Proceedings	52
Financial Statements	52
Glossary	53
Statement of Additional Information Table of Contents	55
Appendix A	A-1
Appendix B	B-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement of existing coverage with the Policy should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Policy invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Policy. To obtain more information about these other contracts and policies, you may contact our Home Office in writing or by telephone.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•  Investment Options. You may invest in your choice of numerous different investment options, as well as a Fixed Account, within your Policy. However, in order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Policy's investment choices will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

•  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit is determined by the Cash Value Accumulation Test.

Under the Cash Value Accumulation test, the Death Benefit is equal to the greater of:

•  The current Face Amount; or

•  The minimum death benefit described below.

The minimum death benefit is the amount of death benefit that the current Policy Value would purchase if paid as a net single premium.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund. See "Cancellation Privilege" for more information.

Lapse Protection

We guarantee that your Policy will remain in force — regardless of the Surrender Value — provided that each month (1) the "Accumulated Net Premiums Received" (ANPR), less any Policy Debt, is greater than or equal to the "Accumulated Minimum Monthly Requirement" (AMMR) and (2) the Policy Debt in excess of the Policy Debt transferred from another policy that is exchanged for this Policy under Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"), if any, does not exceed the Cash Value. The manner in which we calculate these values is described in more detail in the Policy Lapse and Reinstatement section of this prospectus. If for any month you would like to know your ANPR, AMMR, or any of the other values used in their calculations, including any premium payment that may be required to maintain (or restore) the Policy's lapse protection provision, please contact us at our Home Office.

In order for the Policy's lapse protection provision to remain in effect, the Policy Debt each month in excess of the Policy Debt transferred from another policy that is exchanged for this Policy under the Code, if any, can not exceed the Cash Value. Also, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions. These guidelines may not be consistent with an aggressive investment strategy.

Failure to make premium payments as planned, as well as certain Policy transactions such as loans, withdrawals, and increases in the Face Amount, may cause you to lose the lapse protection unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.

In the event the Policy's lapse protection provision terminates, the Policy will continue in force as long as there is sufficient Surrender Value (without taking into account any liens on the Policy) to cover the Monthly Deduction when due.

See "Policy Lapse and Reinstatement."

Age 121.  On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. However, in order for the Policy's lapse protection provision to remain in effect, your options for transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

The Company has the right to restrict transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

Portfolio Rebalancing.  Under Portfolio Rebalancing, Protective Life will automatically transfer, on a quarterly, semi-annual, or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise. In order for the Policy's lapse protection provision to remain in effect, you must at all times participate in Portfolio Rebalancing. See "Policy Lapse and Reinstatement."

Surrenders and Withdrawals

At any time while the Policy is in force and while the Insured is living, you may surrender your Policy for its Surrender Value. A Surrender Charge may apply.

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

A surrender or withdrawal may have tax consequences.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 99% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for standard loans are 5.0% for Policy Years 2 through 10 and 3.0% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Supplemental Riders and Endorsements

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. We make other riders and endorsements available in addition to those listed below.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement. This endorsement converts the payment of Death Benefit Proceeds from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. Payment of the Death Benefit Proceeds as a series of payments will result in a portion of the payments being includible in the beneficiary's income. (See "Tax Considerations.") Please consult your tax advisor.

Terminal Illness Accelerated Death Benefit Endorsement. This endorsement provides an accelerated death benefit payment to the Owner of up to 60% of the policy's death benefit or $1 million, whichever is less, if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider (for Policies Issued on or after June 1, 2017). This rider provides one or more accelerated death benefit payments to the Owner during a 12-month benefit period if the Insured has a qualifying chronic illness that is expected to last one year or more and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. During a Benefit Period, all monthly deductions required to maintain the Policy will be waived. If the Insured is certified as Chronically Ill for three consecutive 12-month Benefit Periods, the monthly deductions will be waived for as long as the Policy is in force. See "Supplemental Riders and Endorsements." It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See "Tax Considerations."

ExtendCare Chronic Illness Accelerated Death Benefit Rider (For Policies Issued Before June 1, 2017). This rider provides one or more accelerated death benefit payments to the Owner during a 12-month benefit period if the Insured has a qualifying chronic illness that is expected to be permanent and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See "Tax Considerations."

Overloan Protection Endorsement. Under the provisions of this endorsement, your Policy will not lapse and the death benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met:

•  The Policy has been in force at least 20 Policy Years;

•  The Insured's Attained Age is at least 65;

•  Withdrawals in an amount equal to the total premiums paid have been taken;

•  The Policy Debt is at least 95% of the Cash Value;

•  The Policy Debt exceeds the Face Amount;

•  Accelerated benefits have not been received under any endorsement or rider attached to your Policy;

•  Monthly Deductions or premiums are not being credited or waived under any endorsement or rider attached to your Policy;

•  Invoking this benefit does not result in a death benefit that is not compliant with our reasonable interpretation of the Code; and

•  the Policy is not a modified endowment contract.

We deduct a charge for this endorsement if the benefit under the endorsement is exercised.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Planned Premium

You have the flexibility to choose how you pay premiums. Failure to make premium payments as planned may cause you to lose the Policy's lapse protection, however, and could result in Lapse. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

Investment Restrictions

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. These guidelines may not be consistent with an aggressive investment strategy. See "Policy Lapse and Reinstatement."

Risk of Lapse

If for any month your "Accumulated Net Premiums Received" (ANPR), less any Policy Debt, is less than the "Accumulated Minimum Monthly Requirement" (AMMR), you will lose the Policy's lapse protection. (The manner in which we calculate these values is described in more detail in the Policy Lapse and Reinstatement section of this prospectus.) You may also lose the lapse protection if the Policy Debt in any month exceeds the Cash Value or if you fail to allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions. If the lapse protection provision is not in effect, then the Policy will be in default and a grace period will begin if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. We will send you notice that additional premium is required to prevent Lapse. We urge you to contact one of our Service Representatives at 1-800-265-1545 and we will be happy to provide you with the premium required to prevent loss of coverage. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions.

On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse regardless of your Surrender Value.

Credit Risk

The benefits under the Policy are paid by us from our general account assets and/or your Policy Value held in the Variable Account. You assume all of the investment risk for Net Premium and Policy Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors.

Any guarantees under the Policy, including the death benefit, that exceed your Variable Account Value are paid from our general account. Therefore, any amounts that we pay under the Policy in excess of your Variable Account Value are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions under the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 15 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Withdrawals may also cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

A surrender or withdrawal may have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Loans may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations".) Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	8% of each premium payment for the first 10 Policy Years; 4% thereafter	8% of each premium payment for the first 10 Policy Years; 4% thereafter
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made during the first 15 Policy Years	$1.50 - $49.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$1.50 - $49.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 62 year old male in the nontobacco class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount which may occur if a withdrawal is made during the first 15 Policy Years	$49.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$49.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer(2)
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)  The contingent deferred sales charge varies based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 15th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(2)  We will give written notice thirty (30) days before we impose a transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)(4)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $333.33 per $1,000 of Net Amount at Risk	$0.01 - $136.16 per $1,000 of Net Amount at Risk
Charge for a 62 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.93 per $1,000 of Net Amount at Risk	$0.43 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% such amount
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge(5):
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 5 Policy Years	$0.14 - $3.28 per $1,000 of Initial Face Amount	$0.14 - $3.28 per $1,000 of Initial Face Amount
Charge for a 62 year old male in the nontobacco underwriting class	On the Policy Effective Date and each Monthly Anniversary Day during first 5 Policy Years	$0.89 per $1,000 of Initial Face Amount	$0.89 per $1,000 of Initial Face Amount

(3)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth. Please see "Charges and Deductions" for additional information.

(4)  The Net Amount at Risk is equal to the Death Benefit minus the Policy Value.

(5)  The administrative charge varies based on the Insured's Issue Age, sex and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge For Face Amount Increases:(6)
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 62 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$1.73 per $1,000 of any increase in Face Amount	$1.73 per $1,000 of any increase in Face Amount
Net Cost of Loans(7)	On each Policy Anniversary, as applicable(8)

4.00% (annually) in Policy Years 2 through 10 for standard loans; 4.00% (annually) in Policy Years 1 through 10 for carry-over loans(9); 2.25% (annually) for all loans in Policy Years 11 and thereafter

4.00% (annually) in Policy Years 2 through 10 for standard loans; 3.00% (annually) in Policy Years 1 through 10 for carry-over loans(9); 2.00% (annually) for all loans in Policy Years 11 and thereafter

Optional Supplemental Rider Charges:
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider(10)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 50 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

(6)  The administrative charge for Face Amount increases varies based on the Insured's Issue Age, sex, and underwriting class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy's speculation page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(7)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.0% current (5.0% guaranteed) for standard loans in Policy Years 2-10; (b) 4.0% current (5.0% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.0% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 1.0%.

(8)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the insured's death.

(9)  A carry-over loan is a loan taken from an insurance policy that is subsequently exchanged tax-free under Section 1035 of the Internal Revenue Code for the Policy, the value of which loan is used to determine the Policy Value.

(10)  The charge for the Accidental Death Benefit Rider varies based on the Insured's attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Disability Benefit Rider(11)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 45 year old female	On the Effective Date and each Monthly Anniversary Day	$5.63 per $100 of rider coverage amount	$5.63 per $100 of rider coverage amount
ExtendCare 2017 Rider (for Policies Issued on or After June 1, 2017)(12)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.01 - $31.50 per $1,000 of Net Amount at Risk	$0.01 - $9.95 per $1,000 of Net Amount at Risk
Charge for a 45 year old male in the nontobacco rate class in the First Policy Year with a Face Amount of $500,000 and monthly benefit of $5,000 and an elimination period of 90 days	On the Effective Date and each Monthly Anniversary Day	$0.01 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
ExtendCare Chronic Illness Accelerated Death Benefit Rider (for Policies Issued before June 1, 2017)(12)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of Net Amount at Risk	$0.01 - $7.32 per $1,000 of Net Amount at Risk
Charge for a 45 year old male in the nontobacco class with a Face Amount of $500,000 and monthly benefit of $5,000 and an elimination period of 3 months during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.19 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Overloan Protection Endorsement
Minimum and Maximum Charge	When the Benefit is Exercised	5% of Policy Value	5% of Policy Value

(11)  The charge for the Disability Benefit Rider varies by the attained age and sex of the Insured. The rider coverage amount is the specified amount of premium that we will credit to your Policy when you begin receiving benefits under the rider. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(12)  The charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider varies based on the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, Face Amount and monthly benefit (maximum monthly benefit chosen at the issuance of the Policy). The rider charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2016. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	___%	-	___%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the minimum premiums required for the backdated period. (See "Policy Lapse and Reinstatement".)

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the greater of

(1)  the premiums paid (after deduction of any Policy fees and other charges, unless prohibited by state law) and,

(2)  the sum of the Fixed Account Value and the Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states requiring the return of premiums paid, Protective Life will refund the greater of the Policy Value or the premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

Planned Periodic Premiums. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. Failure to make premium payments as planned may cause you to lose the Policy's lapse protection, however, and could result in Lapse. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. (See "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations. Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, if at any point in time aggregate premiums paid under a Policy exceed certain limitations for life insurance policies as set forth in the Internal Revenue Code, the Policy may become a modified endowment contract. (See "Tax Considerations".) Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

Premium Payments Upon Increase in Face Amount. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Government Money Fund Sub-Account/VA or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Government Money Fund Sub-Account/VA or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium payments will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance with your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. (See "Tax Considerations.")

Please note that any death benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

If the Owner has elected the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, we will pay the Death Benefit Proceeds pursuant to a payment schedule established according to the terms of the endorsement. See "Supplemental Riders and Endorsements."

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The calculation of the Death Benefit is determined by the Cash Value Accumulation Test, as described below. Under certain circumstances, the amount of the Death Benefit may be adjusted. If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

The Death Benefit is affected by withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of death benefit that the current Policy Value would purchase if paid as a net single premium. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Examples of Death Benefit calculations are found in Appendix A.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Minimum Monthly Requirement will also generally be increased, which could require you to make additional premium payments to maintain the lapse protection. See "Policy Lapse and Reinstatement."

A separate administrative charge for Face Amount increases will be assessed for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administrative charge for the increase. Increasing the Face Amount may also have tax consequences.

Decreasing the Face Amount. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium that would cause this. (See "Tax Considerations" — Policies which are MECs.)

The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 15 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Company offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to the Home Office.

TRANSFERS OF POLICY VALUE

In order for the Policy's lapse protection provision to remain in effect, your options for transferring Policy Value among the Sub-Accounts will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions, and you may not allocate Net Premium or transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

You may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers in a Policy Year. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the portfolio rebalancing program when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

How to Request Transfers

You may request transfers by Written Notice at any time. You also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Reliability of Communication Systems

The Internet and telephone systems may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing to the Home Office.

Portfolio Rebalancing

In order for the Policy's lapse protection provision to remain in effect, you must at all times participate in Portfolio Rebalancing. See "Policy Lapse and Reinstatement." For this reason, we will issue your Policy with Portfolio Rebalancing in effect.

Under Portfolio Rebalancing, Protective Life will automatically transfer, on a quarterly, semi-annual, or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts. If you do not choose a frequency, we will rebalance on a semi-annual basis. Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. Unless you instruct otherwise, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary of the Policy. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. No withdrawal amounts will be processed if the withdrawal would result in there being insufficient Surrender Value to pay any Surrender Charges that would apply upon a surrender of the Policy.

Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account

Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Although we will assess a contingent deferred sales charge if you request a decrease in the Initial Face Amount during the first 15 Policy Years, we will not assess a contingent deferred sales charge as a result of a withdrawal that reduces the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. (See "Tax Considerations.")

Withdrawals may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. See "Policy Lapse and Reinstatement."

POLICY LOANS

You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by Written Notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 99% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 1.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current	Guaranteed	Current Carry-Over Loan	Guaranteed Carry-Over Loan
Policy Years 2-10 (1-10 for Carry-Over Loans)	4.0%	4.0%	3.0%	4.0%
Policy Years 11 and greater	2.0%	2.25%	2.0%	2.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may cause the Policy's lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. See "Policy Lapse and Reinstatement." Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the

Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents at the Home Office. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect Owners; or (3) your Premium check has not cleared your bank. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations").

Age 121. On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or lapse even if the Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day.

Lapse Protection. We guarantee that your Policy will remain in force — regardless of the Surrender Value — provided that each month:

1.  The Accumulated Net Premiums Received ("ANPR"), less any Policy Debt, is greater than or equal to the Accumulated Minimum Monthly Requirement ("AMMR");

2.  The Policy Debt in excess of the Policy Debt transferred from another policy that is exchanged for this Policy under Section 1035 of the Internal Revenue Code of 1986, as amended, if any, does not exceed the Cash Value; and

3.  You allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions described below.

The manner in which we calculate these values is described below. If for any month you would like to know your ANPR, AMMR, or any of the other values described in the following calculations, including any premium payment that may be required to maintain the Policy's lapse protection provision, please contact us at our Home Office.

Lapse protection guarantees payment of the Death Benefit, but does not guarantee any minimum Cash Value or Surrender Value. Policy transactions and premium changes affect the lapse protection. If we do not receive a sufficient premium payment, you will lose the Policy's lapse protection provision, although it may be restored as discussed below.

We will not notify you in the event the Policy's lapse protection provision is no longer in effect.

Calculation of Values. There are three important values we calculate when determining the Policy's lapse protection each Policy month. These are:

1.  The Accumulated Net Premiums Received ("ANPR"):

We calculate the ANPR as of each Monthly Anniversary Day. On each Monthly Anniversary Day, the ANPR is equal to (a) plus (b) plus (c) minus (d), where:

a.  The ANPR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The sum of all Premiums received at our Home Office since the end of the prior Policy month minus the Lapse Protection Reduction Amount shown on the Policy's specification page

c.  Interest on the ANPR for the Policy month, which is equal to (i) plus (ii), where:

i.  The Threshold Accumulation Factor shown on the Policy's specification page multiplied by the lesser of:

•  the Accumulated Fund Threshold (defined below); and

•  (a) plus (b) above

ii.  The Excess Accumulation Factor shown on the Policy's specification page multiplied by the amount of (a) plus (b) above in excess of the Accumulated Fund Threshold (if any)

d.  An adjustment for each withdrawal taken since the end of the prior Policy month. The adjustment for each withdrawal is the amount that reduces the ANPR in the same proportion that the withdrawal reduces the Surrender Value.

Example: Assume your Surrender Value is $90,000 and your ANPR, prior to the withdrawal, is $10,000. If you take a withdrawal of $9,000, thereby reducing your Surrender Value by 10% to $81,000, we would also reduce your ANPR by 10%, or $1,000, to $9,000.

The Lapse Protection Reduction Amount, the Threshold Accumulation Factor and the Excess Accumulation Factor for each Policy are stated on the Policy's specification page. We calculate these rates based on the age, sex, and rate class of the Insured.

2.  The Accumulated Minimum Monthly Requirement ("AMMR"):

We calculate the AMMR as of each Monthly Anniversary Day. For each Policy month, the AMMR is equal to (a) plus (b) multiplied by (c), where:

a.  The AMMR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The Minimum Monthly Requirement plus $8.88 and minus the Lapse Protection Reduction Amount

>  Note: We will not decrease the Minimum Monthly Requirement by the Lapse Protection Reduction Amount if: (i) one or more years have passed since the Issue Date; (ii) no premium has been paid for the previous 12 Policy months; and (iii) the ANPR is less than the Accumulated Fund Threshold for the previous Policy month. A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

c.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page

The Minimum Monthly Requirement for each Policy is stated on the Policy's specification page. We calculate the Minimum Monthly Requirement based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

3.  The Accumulated Fund Threshold:

We calculate the Accumulated Fund Threshold as of each Monthly Anniversary Day. For each Policy month, the Accumulated Fund Threshold is equal to:

a.  For the first month of the Policy Year:

i.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year); plus

ii.  the Threshold Premium (plus $100.00 and less the Lapse Protection Reduction Amount) applicable for that Policy month

b.  For all other Policy months: One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month.

The Threshold Premium for each Policy is stated on the Policy's specification page. We calculate the Threshold Premium based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

Please see Appendix B ("Calculation of Lapse Protection Values") for examples.

Important Considerations:

>  Failure to make premium payments as planned may cause you to lose the Policy's lapse protection. Also, Policy loans and withdrawals may cause the lapse protection to end unless additional premium payments are made. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.

>  The more premium payments you make, the higher your ANPR will be (assuming you don't take any withdrawals). Withdrawals will reduce your ANPR. The lapse protection provision requires that the ANPR be greater than or equal to the AMMR, and you could be required to make additional premium payments to maintain the lapse protection.

>  If you increase your Policy's Face Amount while the Policy's lapse protection provision is in effect, we will recalculate the Minimum Monthly Requirement (which will generally increase). A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

>  Any other change in benefits provided under the Policy or its riders which is made after the Policy Effective Date and while the Policy's lapse protection provision is in effect also may result in a change to the Minimum Monthly Requirement. We will notify you of any change in the Minimum Monthly Requirement.

>  In order for the Policy's lapse protection provision to remain in effect, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions described below. These guidelines may not be consistent with an aggressive investment strategy.

Lapse Protection Allocation Guidelines and Restrictions. In order for the Policy's lapse protection provision to remain in effect, you must allocate your Net Premium and Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions that we have established. Loan Account Value is not subject to the Lapse Protection Allocation Guidelines and Restrictions. The Lapse Protection Allocation Guidelines and Restrictions are designed to limit our risk under the Policy's lapse protection provision. Specifically, you must: (1) allocate all of your Net Premium and Policy Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Net Premium and Policy Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below); or (3) allocate a portion of your Net Premium and Policy Value in accordance with the Allocation by Investment Category guidelines and the remaining Net Premium and Policy Value in accordance with one of the three Benefit Allocation Model Portfolios. You may not allocate any of your Net Premium or Policy Value to the Fixed Account.

NOTE: The Lapse Protection Allocation Guidelines and Restrictions are intended in part to reduce risks of investment losses that would require us to use our own assets to meet our obligations under the Policy's lapse protection provision. To the extent that the strategies underlying the Lapse Protection Allocation Guidelines and Restrictions are successful, we will benefit from a reduction of the risk arising from our guarantee obligations under the Policy's lapse protection provision and we will have less risk to hedge than would be the case if Policy Owners did not invest in accordance with the Lapse Protection Allocation Guidelines and Restrictions. The Lapse Protection Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Policy Value that must be allocated to each of the three categories of Sub-Accounts listed below (unless you are fully invested in a Benefit Allocation Model, as described below). You can select the percentage of Policy Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives. Protective Life does not provide investment advisory services in making the Allocation by Investment Category guidelines available.

Allocation by Investment Category
Category 1
Minimum Allocation: 35% Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO VIT Low Duration
Franklin US Government Securities VIP	PIMCO VIT Real Return
Lord Abbett Bond Debenture	PIMCO VIT Short-Term
MFS Research Bond	PIMCO VIT Total Return
Oppenheimer Global Strategic Income	Invesco V.I. Government Securities
Oppenheimer Government Money Fund	Templeton Global Bond VIP Fund
PIMCO VIT Long-Term US Government

Category 2
Minimum Allocation: 0% Maximum Allocation: 65%

Franklin Income VIP	MFS VIT II Massachusetts Investors Growth Stock
MFS Total Return	MFS Investors Trust
Fidelity VIP Contrafund	MFS Value
Fidelity VIP Index 500	Oppenheimer Main Street
Franklin Rising Dividends VIP	Invesco V.I. Comstock
Goldman Sachs Strategic Growth	Invesco V.I. Growth and Income
Lord Abbett Calibrated Dividend Growth	Invesco V.I. Equity and Income
Lord Abbett Classic Stock	MFS Growth
Lord Abbett Fundamental Equity	Franklin Mutual Shares VIP Fund

Category 3
Minimum Allocation: 0% Maximum Allocation: 30%

Fidelity VIP Mid Cap	MFS VIT II International Value
Franklin Flex Cap Growth VIP	Oppenheimer Capital Appreciation
Franklin Small Cap Value VIP	Oppenheimer Global
Franklin Small-Mid Cap Growth VIP	PIMCO VIT All Asset
Goldman Sachs VIT Growth Opportunities	Royce Capital Micro-Cap
Goldman Sachs MidCap Value	Royce Capital Small-Cap
Goldman Sachs Strategic Intl. Equity	Templeton Developing Markets VIP
ClearBridge Variable Mid Cap Core	Templeton Foreign VIP
ClearBridge Variable Small Cap Growth	Templeton Growth VIP
Lord Abbett Growth Opportunities	Invesco V.I. Mid Cap Growth
Lord Abbett Mid-Cap Stock	Invesco V.I. Global Real Estate
MFS New Discovery	Invesco V.I. International Growth
MFS Research Series	Invesco V.I. Small Cap Equity
Invesco V.I. American Value	MFS Utilities
MFS VIT II Emerging Markets Equity

The Benefit Allocation Model Portfolios. Each of the Model Portfolios will satisfy the Lapse Protection Allocation Guidelines and Restrictions (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

You may allocate the entire amount of your Net Premium and Policy Value in accordance with one of the eligible Benefit Allocation Model Portfolios, or you may allocate a portion of your Net Premium Payments and Policy Value to a Benefit Allocation Model Portfolio and the remainder in accordance with the Allocation by Investment Category guidelines. In either case, you may only select one Benefit Allocation Model Portfolio at a time. You may change your Benefit Allocation Model Portfolio provided the new portfolio is one specifically permitted for use with the Lapse Protection Allocation Guidelines and Restrictions.

Changes to the Lapse Protection Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with at least five business days prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Policy Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the Policy's lapse protection provision

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the Lapse Protection Allocation Guidelines and Restrictions. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the Policy's lapse protection provision. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

If you receive notice of a change to the Lapse Protection Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply premium payments you submit without allocation instructions, and process Portfolio Rebalancing transfers, according to your Policy allocation established before the Lapse Protection Allocation Guidelines and Restrictions changed. We will only apply the new Lapse Protection Allocation Guidelines and Restrictions to additional premium payments submitted with new allocation instructions or to future transfers of Policy Value (not including transfers made to reallocate your Policy Value under the Portfolio Rebalancing program) because allocation instructions that accompany a premium payment and instructions to transfer Policy Value change your current Policy allocation. This means you will not be able to make additional premium payments submitted with new allocation instructions or transfers of Policy Value until your current allocation instructions meet the Lapse Protection Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the Portfolio Rebalancing program).

Portfolio Rebalancing. In order for the Policy's lapse protection provision to remain in effect, you must rebalance your portfolio. You can choose between quarterly, semi-annually and annually. If you do not choose, it will default to semi-annually upon issuance of the Policy. Under this program, we will "re-balance" your Variable Account Value based on your allocation instructions in effect at the time of the rebalancing. Whether your Policy Value is invested according to the Allocation by Investment Category guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Variable Account Value quarterly, semi-annually or annually to restore it to your most recent allocation instructions.

We will also rebalance your Variable Account Value each time we receive a request for a withdrawal or loan or when we receive a subsequent premium payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account Value, we will consider this to be a Prohibited Allocation Instruction and you will lose the Policy's lapse protection provision (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Net Premium or Policy Value in a manner that is not consistent with the Lapse Protection Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your lapse protection. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Policy Value to the Fidelity VIP Mid Cap Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Policy Value.

For purposes of allocating your Net Premium and Policy Value, a Prohibited Allocation instruction includes:

(a)  allocating a Net Premium so that the allocation of your Policy Value following the Net Premium is inconsistent with the Lapse Protection Allocation Guidelines and Restrictions; or

(b)  transferring any Policy Value so that the allocation of your Policy Value following the transfer is inconsistent with the Lapse Protection Allocation Guidelines and Restrictions; or

(c)  terminating the rebalancing of your Policy Value.

If you lose the Policy's lapse protection provision due to a Prohibited Allocation instruction, you may restore the protection subject to certain conditions. See "Loss of Lapse Protection".

Loss of Lapse Protection. You will lose the Policy's lapse protection provision if any of the following events occur, although under certain circumstances you may be able to restore the lapse protection:

Loss Event	How to Restore Lapse Protection
The Valuation Date your Policy is surrendered or terminated other than due to lapse.	You may not restore your lapse protection if you surrender your Policy or it is terminated due to lapse.
The Valuation Date your Policy is terminated due to lapse.	If your Policy is reinstated, you may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The first Monthly Anniversary Day on which the ANPR, less any Policy Debt, is less than the AMMR	You may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The first Monthly Anniversary Day on which the Policy Debt exceeds the Cash Value.	You may restore the Policy's lapse protection provision by the payment of the required "catch-up" premiums. We will notify you of the amount necessary to restore the lapse protection. Premium required to restore the lapse protection provision may be significantly higher than the premiums previously paid.
The Valuation Date we receive instructions that are not in compliance with our Lapse Protection Allocation Guidelines and Restrictions.	Provided you have not made any additional premium payments from the date your lapse protection was terminated, you may restore the Policy's lapse protection provision by submitting Written Notice that is received by us within 30 days of the date of termination. Your Written Notice must correct the previous Prohibited Allocation instruction by either directing us to allocate your Policy Value in accordance with the Lapse Protection Allocation Guidelines and Restrictions and/or resume Portfolio Rebalancing.

In the event the Policy's lapse protection provision terminates, the Policy will continue in force as long as there is sufficient Surrender Value (without taking into account any liens on the Policy) to cover the Monthly Deduction when due.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval

Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

To reinstate the Policy's lapse protection provision, additional "catch-up" premiums may be required. See "Lapse Protection" above.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2016, we had total assets of approximately $___ billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2016, PLC had total assets of approximately $___ billion. To find out more information about us, go to www.protective.com.

The Fixed Account

In order for the Policy's lapse protection provision to remain in effect, you cannot allocate Net Premium or transfer Policy Value to the Fixed Account. In the event the Policy's lapse protection provision terminates, you may allocate Net Premium and transfer Policy Value to the Fixed Account. See "Policy Lapse and Reinstatement."

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

You generally may allocate some or all of your Net Premium and may transfer some or all of your Policy Value to the Fixed Account. However, there are limitations on transfers involving the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers of Policy Value.")

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value. Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. Protective Life will credit annual effective interest rates of not less than 1.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account. Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 1% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Fixed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer

Funds") managed by Oppenheimer Funds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these Funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

In order for the Policy's lapse protection provision to remain in effect, your options for allocating Net Premium and transferring Policy Value among the Sub-Accounts investing in the Funds will be restricted in accordance with the Lapse Protection Allocation Guidelines and Restrictions. See "Policy Lapse and Reinstatement."

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Equity and Income Fund, Series II

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. International Growth Fund, Series II

This Fund's investment objective is long-term growth of capital.

Invesco V.I. American Value Fund, Series II

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund, Series I

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Government Securities Fund, Series II

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth Fund, Series II

This Fund's investment objective is to seek capital growth.

Invesco V.I. Global Real Estate Fund, Series II

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Small Cap Equity Fund, Series II

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Developing Markets VIP Fund, Class 2

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investment, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance TrustSM(1)

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II(1)

MFS® Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Massachusetts Investors Growth Stock Portfolio, Service Class Shares(2)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks to achieve capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Main Street Fund/VA

This Fund seeks capital appreciation.

Government Money Fund/VA (formerly Money Fund/VA)

This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative.

(1)  Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(2)  MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Stock Portfolio, a series of MFS Variable Insurance Trust in March, 2015.

Global Strategic Income Fund/VA

This Fund seeks total return.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations between of up to $3 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds'

prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Net Premium and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios. Three asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to moderately aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing to the Home Office.

The following is a brief description of the three Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (or our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products Funds	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses. On and after the Policy Anniversary when the Insured is age 121, we do not make any charges and deductions under the Policy, other than the interest charged on loans (if a loan is outstanding).

Premium Expense Charge

We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 8% of each premium payment for the first 10 Policy Years, 4% thereafter.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges

•  the monthly administrative fee and charges

•  the mortality and expense risk charge; and

•  any charges for supplemental riders.

Beginning as of the Policy Effective Date and continuing on each Monthly Anniversary Day thereafter, the Company will deduct the charges listed above. With the exception of the mortality and expense risk charge, each charge will reduce the Sub-Account Value(s) and the Fixed Account Value in the proportion that each Sub-Account Value and the Fixed Account Value bears to the unloaned Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value(s). Deductions for the mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

•  the cost of insurance rate, multiplied by

•  the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

The Net Amount at Risk is equal to:

•  the Death Benefit, minus

•  the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Because the Net Amount at Risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates. The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-75) or Nontobacco (ages 0-75), or Select Preferred (ages 18-75), or Preferred Tobacco (ages 18-75) or Tobacco (ages 18-75), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker/Nonsmoker distinct Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2001 CSO Tables.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

In the case of a term conversion, the rate class that applies is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Fees and Charges. We deduct a monthly standard administrative fee and monthly administrative charges from your Policy Value to compensate us for issue and administrative costs. The standard administrative fee is $8.00 per month. We also deduct a monthly administrative charge for Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month for the first 5 Policy Years. The actual fee varies depending on the Insured's Issue Age, sex, and rate classification is set forth in your Policy. Representative administrative charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.19
40	$0.23
45	$0.26
50	$0.44
55	$0.61
60	$0.81
65	$1.00
70	$1.32
75	$1.64

For the first twelve months following an increase in Face Amount, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The monthly administrative charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administrative charges per $1,000 of increase for an Insured male non-tobacco at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.71
40	$0.81
45	$0.95
50	$1.13
55	$1.37
60	$1.71
65	$1.73
70	$1.72
75	$1.71

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The current and maximum monthly mortality and expense risk charge to be deducted is generally equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

During the first 15 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the fifteen-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$26.50
35	$28.50
40	$31.00
45	$34.25
50	$37.00
55	$41.50
60	$44.75
65	$42.25
70	$38.25
75	$34.50

In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administrative fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes, which can be satisfied by complying with the Cash Value Accumulation Test. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the Cash Value Accumulation Test, which places limitations on the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, or the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Accelerated Death Benefits. Accelerated death benefits paid under this Policy upon a terminal or chronic illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, when withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan. Also, there is uncertainty regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the Overloan Protection Endorsement.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired. It is possible that some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy for these purposes.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 591/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age

95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the Policy Values that accumulate relative to the Death Benefit will comply with the federal tax definition of life insurance. Protective Life reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders may be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) State variations may apply (although such variations are not material and all material features of the riders and endorsements have been disclosed in this prospectus). The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed below may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Overloan Protection Endorsement. Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  Withdrawals in an amount equal to the total premiums paid have been taken;

4)  The Policy Debt is at least 95% of the Cash Value;

5)  The Policy Debt exceeds the Face Amount of the Policy

6)  Accelerated benefits have not been received under any endorsement or rider attached to your Policy;

7)  Monthly Deductions or premiums are not being credited or waived under any endorsement or rider attached to your Policy;

8)  Invoking the benefit does not result in a Death Benefit that is not compliant with our reasonable interpretation of the Internal Revenue Code; and

9)  The Policy is not a modified endowment contract.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, and Face Amount changes will be allowed.

The Death Benefit shall be the greatest of:

a)  The Face Amount on the Insured's date of death;

b)  A specified percentage of the greater of the Policy Debt or Policy Value on the date of the Insured's death as indicated on the Table of Percentages shown in the Rider's Policy Schedule; or

c)  The Policy Debt on the Insured's date of death plus ten thousand dollars ($10,000).

This endorsement will terminate if the Policy terminates. We deduct a charge for this endorsement if the benefit under the endorsement is exercised. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, such as this endorsement. Please consult your tax advisor for more information.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement. The endorsement converts the payment of Death Benefit Proceeds to the beneficiary from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds. If the Death Benefit is adjusted under the Policy while the Insured is living, the amounts shown in the payment schedule will be adjusted pro-rata. The Owner may choose to change the payment schedule or elect a lump sum payment of the Death Benefit Proceeds prior to the Insured's death, but the beneficiary will not be able to change the payment schedule after the Insured's death.

There is no cost or charge for the endorsement, which may be elected only at Policy issue. Payment of the Death Benefit Proceeds as a series of payments will result in a portion of the payments being includible in the beneficiary's income. (See "Tax Considerations.") Please consult your tax advisor.

Terminal Illness Accelerated Death Benefit Endorsement. The endorsement provides for an accelerated death benefit payment to the Owner of up to 60% of the policy's death benefit or $1 million, whichever is less, if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

ExtendCare 2017 Chronic Illness Accelerated Death Benefit Rider (for Policies Issued on or after June 1, 2017). This rider provides one or more accelerated death benefit payments to the Owner during a 12-month benefit period, known as a "Benefit Period," if the Insured has a qualifying chronic illness that is expected to last one or more years and all of the terms and conditions of the rider are met. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. During a Benefit Period, all monthly deductions required to maintain the Policy will be waived. If the Insured is certified as Chronically Ill for three consecutive Benefit Periods, the monthly deductions will be waived for as long as the Policy is in force. It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See "Tax Considerations."

ExtendCare Chronic Illness Accelerated Death Benefit Rider (For Policies Issued Before June 1, 2017). This rider provides for one or more accelerated death benefit payments to the Owner during a 12-month benefit period if the Insured has a qualifying chronic illness that is expected to be permanent and all of the terms and conditions of the rider are met. The accelerated death benefit is subject to a maximum accelerated death benefit. We begin deducting a monthly charge upon issuance of this rider based, in part, on a maximum monthly benefit amount selected by the Owner at the time of Policy issue. It is possible that for tax purposes some or all of the charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider could be treated as a withdrawal from the Policy. See "Tax Considerations."

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications, you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" above. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

The prospectus and SAI describe all material rights, benefits and obligations under the Policy. Any state variations in the Policy are covered in a special policy form for use in that state. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2014	$8,426,510
December 31, 2015	$10,740,498
December 31, 2016	$9,275,665

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 105% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products, and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker- Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2016, we paid additional asset-based compensation to the Selling Broker-Dealers [Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Investment Professionals, Inc., CUSO Financial Services, Cetera Financial, TD Wealth Management, Community America, M&T Securities, Regions, Allstate and BBVA Compass Investment Solutions, Inc.] in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $____ to $_________.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and policy owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company" Refer to Protective Life Insurance Company. "You" and "your" and "Owner" refer to the person(s) who have been issued a Policy.

Attained Age The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value Policy Value minus any applicable Surrender Charge.

Death Benefit The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.

Fixed Account Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value The Policy Value in the Fixed Account.

Fund A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order") A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Home Office 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount The Face Amount on the Policy Effective Date.

Insured The person whose life is covered by the Policy.

Issue Age The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date The date the Policy is issued.

Lapse Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day The same day in each month as the Policy Effective Date.

Monthly Deduction The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk The Net Amount at Risk as of any Monthly Anniversary Day is equal to the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance).

Net Premium A premium payment minus the applicable premium expense charges.

Policy Anniversary The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date The date shown in the Policy as of which coverage under the Policy begins.

Policy Value The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value The Policy Value in a Sub-Account.

Surrender Charge A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 15 Policy Years.

Surrender Value The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value The sum of all Sub-Account Values.

Written Notice A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

Examples of Death Benefit Computation

For purposes of this example, assume that the Insured is a male, standard nontobacco class and the Insured's Attained Age is 40 and that there is no outstanding Policy Debt or liens. A Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 319% of the Policy Value, any time that the Policy Value exceeds $23,884, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $23,884 will increase the Death Benefit by $3.19. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $159,337 ($50,000 * 319%); a Policy Value of $60,000 will provide a Death Benefit of $191,204 ($60,000 * 319%); a Policy Value of $70,000 will provide a Death Benefit of $223,072 ($70,000 * 319%).

Similarly, so long as Policy Value exceeds $23,884, each dollar taken out of Policy Value will reduce the Death Benefit by $319. If, for example, the Policy Value is reduced from $35,000 to $23,884 because of withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $111,536 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than 40), the specified amount factor would be 198%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $33,501 (rather than $23,884), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.98 (rather than $3.19).

A-1

APPENDIX B

Calculations of Lapse Protection Values

The following examples illustrate the calculations used to determine whether the Policy's lapse protection provision will remain in effect.

For purposes of this example, assume that the Insured is a male, standard nontobacco class, and the Insured's Issue Age is 35, with a $100,000 Face Amount paying an $851.81 annual premium. There is no outstanding Policy Debt or liens. The following are shown on the Policy's Specification page:

Threshold Accumulation Factor (TAF): 1.17149%
Excess Accumulation Factor (EAF): 0.02081%
Year 1 Minimum Monthly Requirement: $59.04
Year 1 Lapse Protection Reduction Amount: 25%
Threshold Premium: $695.73

Calculations on first Monthly Anniversary Day of the first Policy Year:

Accumulated Minimum Monthly Requirement (AMMR)

We calculate the AMMR as of each Monthly Anniversary Day. For each Policy month, the AMMR is equal to (a) plus (b) multiplied by (c), where:

a.  The AMMR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The Minimum Monthly Requirement plus $8.88 and minus the Lapse Protection Reduction Amount

> Note: We will not decrease the Minimum Monthly Requirement by the Lapse Protection Reduction Amount if: (i) one or more years have passed since the Issue Date; (ii) no premium has been paid for the previous 12 Policy months; and (iii) the ANPR is less than the Accumulated Fund Threshold for the previous Policy month. A higher Minimum Monthly Requirement will result in a higher AMMR. Because the lapse protection provision requires that the ANPR be greater than or equal to the AMMR, a higher AMMR could require you to make additional premium payments to increase your ANPR in order to maintain the lapse protection.

c.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page

The Minimum Monthly Requirement for each Policy is stated on the Policy's specification page. We calculate the Minimum Monthly Requirement based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

[AMMR for the prior month + (Minimum Monthly Requirement – Lapse Protection Reduction Amount + $8.88)] x (1 + TAF)

[0 + (59.04 – {59.04 * 25%} + 8.88)] x (1 + 1.17149%) = 53.78

Accumulated Fund Threshold

We calculate the Accumulated Fund Threshold as of each Monthly Anniversary Day. For each Policy month, the Accumulated Fund Threshold is equal to:

a.  For the first month of the Policy Year:

i.  One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year); plus

ii.  the Threshold Premium (plus $100.00 and less the Lapse Protection Reduction Amount) applicable for that Policy month

b.  For all other Policy months: One (1) plus the Threshold Accumulation Factor shown on the Policy's specification page multiplied by the Accumulated Fund Threshold for the prior Policy month.

The Threshold Premium for each Policy is stated on the Policy's specification page. We calculate the Threshold Premium based on the age, sex, and rate class of the Insured, the requested Face Amount and any supplemental riders.

[(1 + TAF) x Accumulated Fund Threshold for the prior Policy month] + (Threshold Premium – Lapse Protection Reduction Amount + $100.00)

[(1 + 1.17149%) x 0] + (695.73 – {695.73 x 25%} + 100.00) = 621.80

B-1

Accumulated Net Premiums Received (ANPR)

We calculate the ANPR as of each Monthly Anniversary Day. On each Monthly Anniversary Day, the ANPR is equal to (a) plus (b) plus (c) minus (d), where:

a.  The ANPR for the prior Policy month (which would be $0 for the first Policy month of the first Policy Year)

b.  The sum of all Premiums received at our Home Office since the end of the prior Policy month minus the Lapse Protection Reduction Amount shown on the Policy's specification page

c.  Interest on the ANPR for the Policy month, which is equal to (i) plus (ii), where:

i.  The Threshold Accumulation Factor shown on the Policy's specification page multiplied by the lesser of:

•  the Accumulated Fund Threshold (defined below); and

•  (a) plus (b) above

ii.  The Excess Accumulation Factor shown on the Policy's specification page multiplied by the amount of (a) plus (b) above in excess of the Accumulated Fund Threshold (if any)

d.  An adjustment for each withdrawal taken since the end of the prior Policy month. The adjustment for each withdrawal is the amount that reduces the ANPR in the same proportion that the withdrawal reduces the Surrender Value.

Example: Assume your Surrender Value is $90,000 and your ANPR, prior to the withdrawal, is $10,000. If you take a withdrawal of $9,000, thereby reducing your Surrender Value by 10% to $81,000, we would also reduce your ANPR by 10%, or $1,000, to $9,000.

The Lapse Protection Reduction Amount, the Threshold Accumulation Factor and the Excess Accumulation Factor for each Policy are stated on the Policy's specification page. We calculate these rates based on the age, sex, and rate class of the Insured.

ANPR for the prior month + Premiums received since the end of the prior Policy month minus the Lapse Protection Reduction Amount + Interest on ANPR for the Policy Month – [(Amount of any partial withdrawal ÷ Prior month surrender value) x the prior month ANPR]

0 + {851.81 – (851.81 x .25)} + [(1.17149% x Minimum(621.80, 638.86)) + (0.2081% x Maximum(0, 638.86 – 621.80)] + 0 = 646.15

Since ANPR (646.15) is greater than AMMR (53.78) the lapse protection remains active.

Calculations on second Monthly Anniversary Day of the first Policy Year

Accumulated Minimum Monthly Requirement (AMMR)

[AMMR for the prior month + (Minimum Monthly Requirement – Lapse Protection Reduction Amount + $8.88)] x (1 + TAF)

[53.78 + (59.04 – {59.04 * 25%} + 8.88)] x (1 + 1.17149%) = 108.19

Accumulated Fund Threshold

[(1 + TAF) x Accumulated Fund Threshold for the prior Policy month]

[(1 + 1.17149%) x 621.80] = 629.08

Accumulated Net Premiums Received (ANPR)

ANPR for the prior month + Net Premiums received since the end of the prior Policy month + Interest on ANPR for the Policy Month – [(Amount of any partial withdrawal ÷ Prior month surrender value) x the prior month ANPR]

646.15 + {0} +[ (1.17149% x Minimum(629.08, 645.15)) + (0.2081% x Maximum(0, 645.15 – 629.08)] + 0 = 653.52

Since ANPR (653.52) is greater than AMMR (108.19) the lapse protection remains active.

B-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Investors Choice VUL.

_____________________________________________________________________________________________________________________ Name:
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________ City, State, Zip
_____________________________________________________________________________________________________________________ Daytime Telephone Number

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable and fixed life insurance policy (collectively referred to as the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectuses for the Policy dated May 1, 2017 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectuses for the Policy.

May 1, 2017

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

1

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each

2

Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2016 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2016 and 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period February 1, 2015 to December 31, 2015 (the "Successor Company"), and as of December 31, 2014 and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http://www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2016 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2016 and 2015 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for each of the two years in the period ended December 31, 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

3

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (4)

(a)(2) Second Amended Distribution Agreement between Protective Life Insurance Company and Investment Distributors, Inc. (17)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Protective Investors Choice VUL Contract. (19)

(b)  Children's term life rider. (1)

(c)  Accidental death benefit rider. (1)

(d)  Disability benefit rider. (1)

(e)  Terminal Illness Accelerated Death Benefit Endorsement. (19)

(f)  Lapse Protection Endorsement. (19)

(g)  Allocation by Investment Category Endorsement (19)

(h)  Overloan Protection Endorsement (19)

(i)  Policy Loan Endorsement. (7)

(j)  Arbitration Endorsement. (11)

(k)  ExtendCare Chronic Illness Accelerated Death Benefit Rider. (19)

(l)  Income Provider Option Pre-Determined Death Benefit Payout Endorsement. (19)

(m)  ExtendCare Rider 2017. (20)

5.  (a)  Contract Application. (19)

(b)  Alternate Contract Application. (19)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (10)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (10)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company (15)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company (15)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (7)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (13)

(c)  List of Reinsurers. (21)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (4)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (5)

(e)  Participation Agreement (Lord Abbett Series Fund, Inc.). (6)

(f)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (8)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (14)

(g)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (9)

(h)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (14)

(i)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (10)

(j)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (10)

(k)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (10)

(l)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (10)

(m)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (10)

(n)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (10)

(o)  Participation Agreement (Legg Mason) (12)

(p)  Participation Agreement (PIMCO) (12)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (14)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (14)

(q)  Participation Agreement (Royce Capital) (12)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (12)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (14)

(cc)  Form of Participation Agreement (MFS Variable Insurance Trust II) (16)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts. Not Applicable.

11.  Opinion and consent of Max Berueffy, Esq. (18)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP. (21)

(b)  Consent of PricewaterhouseCoopers, L.L.P. (21)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (19)

18.  Power of Attorney (20)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(5)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(8)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on August 15, 2008.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (333-52215) as filed with the Commission on April 27, 2009.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(15)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), as filed with the Commission on April 24, 2012.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294) as filed with the Commission on April 25, 2014.

(18)  Incorporated herein by reference to the initial filing of the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on February 25, 2014.

(19)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-194115) as filed with the Commission on July 7, 2014.

(20)  Filed herein.

(21)  To be filed by Amendment

Item 28. Directors and Officers of Depositor.

Management Name	Title
Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director Chief Operating Officer President
Black, Lance P.	Senior Vice President
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Senior Vice President
Drew, Mark L.	Executive Vice President
Evesque, Wendy L.	Senior Vice President
Goyer, Stephane	Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Senior Vice President
Johns, John D.	Director Chairman of the Board Chief Executive Officer
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President
Laramee, Ben	Vice President, Annuity Marketing
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Vice President
Moloney, Michelle	Senior Vice President, Chief Risk Officer
Napoli, David	Vice President, Product Development
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Pisupati, Chandrasekhar	Senior Vice President, Credit and Market Risk
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Vice President, Government Affairs
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk

Management Name	Title
Thigpen, Carl S.	Director Chief Investment Officer Executive Vice President
Walker, Steven G.	Chief Financial Officer+B47 Executive Vice President
Wells, Paul R.	Chief Financial Officer, LAD Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation a subsidiary of the Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2016 (File No. 001-11339) filed with the Commission on February __, 2017.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Management Name	Title
Brown, Barry K.	Assistant Secretary
Caldwell, Edwin V. II	Director President
Callaway, Steve M.	Director Chief Compliance Officer Secretary
Debnar, Lawrence J.	Assistant Financial Officer
Gilmer, Joseph F.	Director Assistant Financial Officer
Johnson, Julena G.	Assistant Compliance Officer
Majewski, Carol L.	Assistant Compliance Officer
Morsch, Letitia	Assistant Secretary
Tennent, Rayburn	Chief Financial Officer

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on February 22, 2017.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	February 22, 2017
* Richard J. Bielen	President, Chief Operating Officer and Director (Principal Operating Officer)	February 22, 2017
* Steven G. Walker	Executive Vice President, Controller and Chief Financial Officer (Principal Financial Officer)	February 22, 2017
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	February 22, 2017
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		February 22, 2017

Exhibits

4.  (m)  ExtendCare Rider 2017

18.    Power of Attorney